 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 Six Forks Road, Raleigh, North Carolina 27609
(Address of principal executive offices) (Zip Code)

(540) 362-4911
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AAP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Stockholders of Advance Auto Parts, Inc. (the “Company”) was held on Thursday, May 19, 2022. The following matters were submitted to a vote by the stockholders: (1) election of 10 nominees to serve as members of the Board of Directors until the 2023 Annual Meeting of Stockholders, (2) non-binding advisory vote to approve the compensation of the Company’s named executive officers, (3) ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2022, and (4) vote to approve the stockholder proposal regarding amending our proxy access rights to remove the shareholder aggregation limit.

All nominees were elected to the Board of Directors with the following vote counts:

	FOR	AGAINST	ABSTAIN
Carla J. Bailo	51,410,101	232,083	13,196
John F. Ferraro	51,316,574	325,123	13,683
Thomas R. Greco	51,475,013	167,041	13,326
Joan M. Hilson	51,588,633	53,772	12,975
Jeffrey J. Jones II	49,408,468	2,232,564	14,348
Eugene I. Lee, Jr.	49,194,051	2,385,130	76,199
Douglas A. Pertz	51,238,265	403,516	13,599
Sherice R. Torres	51,515,419	127,085	12,876
Nigel Travis	51,057,308	584,579	13,493
Arthur L. Valdez Jr.	51,479,122	162,181	14,077

There were 3,712,051 broker non-votes recorded for each nominee.

The compensation of the named executive officers was approved by the following non-binding advisory vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,796,888	2,822,912	35,580	3,712,051
Stockholders ratified the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for 2022. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN
54,004,481	1,348,202	14,748

A majority of the Company’s outstanding shares were cast against the vote to approve the stockholder proposal regarding amending our proxy access rights to remove the shareholder aggregation limit.
The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,173,819	33,413,757	67,804	3,712,051

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document included in Exhibit 101.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 24, 2022	/s/ William J. Pellicciotti Jr.
William J. Pellicciotti Jr.
Senior Vice President, Controller and Chief Accounting Officer